                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                                ---------------

        Date of Report (Date of earliest event reported): April 10, 1995

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-9019                      76-0040040
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

                 1330 Post Oak Boulevard, Houston, Texas 77056
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 623-6544
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Item 5.  Other Events

         The information set forth in the press release of the registrant dated April 7, 1995, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

Exhibit
Number           Description
- -------          -----------
12.3             Pro Forma Ratio of Earnings to Fixed Charges.

99.1             Press release dated April 7, 1995.

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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              UNION TEXAS PETROLEUM
                                               HOLDINGS, INC.

                                              By: /s/ NEWTON W. WILSON, III
                                                      NEWTON W. WILSON, III
                                                         General Counsel,
                                                 Vice President-Administration
                                                          and Secretary

Date:  April 10, 1995
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                              INDEX TO EXHIBITS

Exhibit
Number           Description
- -------          -----------
12.3             Pro Forma Ratio of Earnings to Fixed Charges

99.1             Press Release dated April 7, 1995